NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2015 Fund

Supplement dated September 6, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Fund’s Summary Prospectus.

As described in the Prospectus, the target allocations for the Fund in the various asset classes are subject to change in order to meet the Fund’s investment objective or as economic and/or market conditions warrant. Nationwide Fund Advisers (“Adviser”), the investment adviser to the Fund, has determined that changes to the target allocations for the Fund are appropriate at this time. Accordingly, the Summary Prospectus is amended as set forth below. The principal investment strategies of the Fund remain unchanged.

Effective September 9, 2013, the Summary Prospectus is amended as follows:

1. The first paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund is a “fund of funds” that invests in affiliated and unaffiliated mutual funds representing a variety of asset classes. The Fund invests in a professionally selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the year 2015. Therefore, the Fund currently seeks both capital growth and income, and invests in equity securities, such as common stocks of U.S. and international companies, and in bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. As of the date of this Prospectus, the Fund allocates approximately 32.0% of its net assets in U.S. stocks (14.0% of which represents smaller companies), approximately 18.0% in international stocks, and approximately 45.0% in fixed-income securities. As the year 2015 approaches, and for an additional 20 years thereafter, the Fund’s allocations to different asset classes will progressively become more conservative, with increasing emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE